Exhibit 32.1


   CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-QSB/A for the period ended March 31, 2005 of Intelligent Motor Cars Group, Inc. and Subsidiary
(the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Scalzo, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.



September 13, 2005                      Intelligent Motor Cars Group, Inc.

                                        /s/ Gerald Scalzo
                                        --------------------------------
                                        Gerald Scalzo
                                        Chief Executive Officer and
                                        Acting Chief Financial Officer